SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K



                                 CURRENT REPORT
                Pursuant to section 13 of 15(d) of the Securities
                              Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 25, 2000


                                Network Six, Inc.
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21038

         Rhode  Island                                        05-036-6090
(State or other jurisdiction of                            (I.R.S. Employer
incorporation  or  organization)                          Identification No.)


                475 Kilvert Street, Warwick, Rhode Island  02886
          (Address of principal executive offices, including zip code)

                                 (401) 732-9000
              (Registrant's telephone number, including area code)

Item  5.  Other  Events

           The October 25, 2000 Press Release of the Registrant attached hereto as EXHIBIT 99 is incorporated herein by reference.

Item  7  (c)    Exhibits

99   Press  Release,  dated  October 25, 2000,  of  Network  Six,  Inc.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Network  Six,  Inc.
                                     -----------------------
                                         (Registrant)

Date:  October 25, 2000               By:  /s/  James  J.  Ferry
                                      James  J.  Ferry
                                      Vice President, Finance/Administration and
                                      Chief  Financial  Officer

Network  Six,  Inc.
Current  Report  on  Form  8-K
Dated  October  25,  2000

Exhibit  Index

Exhibit
   No.    Exhibits

   99     Press  Release  dated October 25, 2000